UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2022

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1715 N. Gower Street, Los Angeles, CA	90028
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code 323-965-1650

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Paragraph

This Amendment No. 1 to Form 8-K, initially filed on March 24, 2022, is being filed to include the audited financial statements required by Item 9.01(a) of Form 8-K of Converge Direct, LLC and affiliates acquired on March 21, 2022 and the pro forma financial information of Troika Media Group, Inc. required by Item 9.01(b) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a) of Form 8-K, Troika Media Group, Inc. (the “Company”) is filing on this date the financial statements of Converge Direct LLC and affiliates, the business acquired, as required by Item 9.01(a)(1):

Report of Independent Registered Public Accounting Firm	F-1

Combined Balance Sheets as of December 31, 2021 and 2020	F-2

Combined Statements of Operations for the years ended December 31, 2021 and 2020	F-3

Combined Statements of Members' Interest for the years ended December 31, 2021 and 2020	F-4

Combined Statements of Cash Flows for the years ended December 31, 2021 and 2020	F-5

Notes to Combined Financial Statements for the years ended December 31, 2021 and 2020	F-6

(b) Pro Forma Financial Information

In accordance with Item 9.01(b)(2) of Form 8-K, the Company is filing on this date the pro forma financial information required by Item 9.01(b)(1):

Pro Forma Consolidated Balance Sheet as of December 31, 2021

Pro Forma Consolidated Statements of Operations for the fiscal year ended June 30, 2021 and the six-month period ended December 31, 2021

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Table of Contents

Number	Description
3.1	Filed Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (1)

4.1

Financing Agreement dated as of March 21, 2022 by and among Troika Media Group, Inc., as Borrower, each subsidiary of Borrower as a Guarantor, the Lenders from time to time party hereto, and Blue Torch Finance, LLC, as Administrative Agent and Collateral Agent (2)

4.2	Pledge and Security Agreement (1)

4.3	Intercompany Subordination Agreement (1)

4.4	Common Stock Purchase Warrant issued to Blue Torch Finance LLC (1)

4.5	Registration Rights Agreement with Blue Torch Finance LLC (1)

99.1

Press release dated March 21, 2022 titled “Troika Media Group Completes Transformative Acquisition of Converge Direct LLC adding approximately $300,000,000 of Revenue and $21,000,000 of Net Income” (1)

99.2	Audited financial statements of Converge Direct LLC and affiliates

99.3	Pro Forma financial statements of Converge Direct LLC and Troika Media Group, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

_________________________

(1)  Incorporated by reference to the initial report on Form 8-K filed on March 24, 2022.

(2)  Schedules have been omitted and are available upon the request of the SEC.

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Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: June 6, 2022	By:	/s/ Erica Naidrich
(Signature)
Erica Naidrich Chief Financial Officer

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